Exhibit 99.1

Beyond Li-ion™

SES Provides an Update on Cash Position as of End of 2022 and Status of Annual Report on Form 10-K

BOSTON, Mass. – March 1, 2023 – SES AI Corporation (NYSE: SES) (the “Company” or “SES”), headquartered in Boston, a global leader in the development and manufacturing of high-performance lithium-metal (Li-Metal) rechargeable batteries for electric vehicles (EVs) and other applications, today announced it is unable to complete the preparation of its Annual Report on Form 10-K (the “Form 10-K”) and its audit for the fiscal year ended December 31, 2022 in a timely manner.  SES has filed a form NT 10-K with the Securities and Exchange Commission (SEC), which provides a 15-calendar day “grace period” to file its Form 10-K. Reflecting the aforementioned “grace period”, SES currently anticipates that its Form 10-K shall be filed on or before March 16, 2023.

SES became a “large accelerated filer” and lost its status as an “emerging growth company” as of December 31, 2022, causing it to comply with certain requirements of Section 404 of the Sarbanes-Oxley Act of 2002 for the first time this year. SES also has a shortened deadline to file its Form 10-K of 60 days rather than 90 days after December 31, 2022. Although SES’s current year assessment of internal control over financial reporting is not yet complete, like in its annual report for the 2021 fiscal year, SES additionally expects to report one or more material weaknesses in its internal control over financial reporting as of December 31, 2022, further delaying the completion of the Form 10-K.

Ahead of the filing of the Form 10-K, SES also announced that cash usage, defined as net cash used in operations and for capital expenditures, for the year ending December 31, 2022 was approximately $61 million, below its prior financial guidance of $75 million - $85 million.  Additionally, available liquidity, defined as cash and cash equivalents and short-term investments in marketable securities, as of December 31, 2022 was approximately $390 million, providing the Company a strong balance sheet going into 2023.

“We appreciate all the support we have received from our shareholders, employees, and OEM partners in our first year as a public company. Our cash position at the end of 2022 was stronger than expected, and we still built three A-sample lines under budget and ahead of time, reinforcing our strategy of making Li-Metal cells using Li-ion process. We are also developing A-sample in Asia as we plan to come back to the US for C-sample and commercial production later in an efficient manner,” said SES Founder and CEO Qichao Hu. “2023 should be an exciting year for SES, as we expect to transition to B-sample and commercial production beyond.”

The financial results presented in this press release are preliminary, estimated, and unaudited. Such amounts are subject to the completion and finalization of SES’s financial and accounting closing procedures, including its audit. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full annual financial statements prepared in accordance with GAAP. There is a possibility that SES’s financial results for the fiscal year ended December 31, 2022 could vary materially from these preliminary estimates.

About SES

SES is a global leader in development and production of high-performance Li-Metal rechargeable batteries for EVs and other applications. Founded in 2012, SES is an integrated Li-Metal battery manufacturer with strong capabilities in material, cell, module, AI-powered safety algorithms and recycling. Formerly known as SolidEnergy Systems, SES is headquartered in Boston and has operations in Singapore, Shanghai, and Chungju.

SES may use its website as a distribution channel of material company information. Financial and other important information regarding SES is routinely posted on and accessible through the SES’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following the Company’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts. To learn more about SES, please visit: https://investors.ses.ai

Investors: Eric Goldstein ericgoldstein@ses.ai

Media: Irene Lam ilam@ses.ai

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Forward-looking statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES. Although SES believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: changes in domestic and foreign business, market, financial, political and legal conditions, including but not limited to the ongoing conflict between Russia and Ukraine; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; the ability of SES to issue equity or equity-linked securities or obtain debt financing in the future; the ability of SES to integrate its products into electric vehicles (“EVs”); the risk that delays in the pre-manufacturing development of SES’s battery cells could adversely affect SES’s business and prospects; potential supply chain difficulties; risks resulting from SES’s joint development agreements and other strategic alliances, if such alliances are unsuccessful; the quickly evolving battery market; SES’s ability to accurately estimate future supply and demand for its batteries; SES’s ability to develop new products on an ongoing basis in a timely manner; product liability and other potential litigation, regulation and legal compliance; SES’s ability to effectively manage its growth; SES’s ability to attract, train and retain highly skilled employees and key personnel; the willingness of vehicle operators and consumers to adopt EVs; developments in alternative technology or other fossil fuel alternatives; SES’s ability to meet certain motor vehicle standards; a potential shortage of metals required for manufacturing batteries; risks related to SES’s intellectual property; risks related to SES’s business operations outside the United States, including in China and Korea; the uncertainty in global economic conditions and risks relating to health epidemics, including the COVID-19 pandemic and any operational interruptions; compliance with certain health and safety laws; changes in U.S. and foreign tax laws; the identification of material weaknesses in SES’s internal control over financial reporting and SES may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal controls; the conclusions of the SES’s management and Audit Committee concerning the Company’s financial statements and related financial data and disclosures in the Form 10-K; the discovery of any additional information that will bear on the SES’s review and assessment of its disclosure controls and procedures and internal control over financial reporting, and/or may impact the financial statements and related financial data and disclosures in the Form 10-K; adjustments resulting from the completion by the Company’s independent registered public accounting firm of its review of the Form 10-K and unexpected delays which the Company may incur in connection with the preparation of the Form 10-K; the risk that the completion and filing of the Form 10-K will take longer than expected; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 31, 2022 and other documents filed from time to time with the SEC. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this press release.

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